U.S. SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                  CURRENT REPORT UNDER SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 1999              Commission File No. 0-6032

                           COMPASS BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                                63-0593897
  ------------------------           ------------------------------------
  (State of Incorporation)           (I.R.S. Employer Identification No.)

                             15 South 20th Street
                           Birmingham, Alabama 35233
                    ----------------------------------------
                    (Address of principal executive offices)

                                (205) 933-3000
                        -------------------------------
                        (Registrant's telephone number)

ITEM 5. OTHER EVENTS

  On December 15, 1998, Compass Bancshares, Inc. (the "Company") acquired Arizona Bank, pursuant to a Restated and Amended Agreement and Plan of Merger dated October 22, 1998. Such acquisition was not an acquisition of a significant amount of assets which would be reportable under Item 2 of Form 8-K. Rather, the Company is voluntarily reporting herein certain financial results covering at least thirty days of post-acquisition combined operations in accordance with Commission Accounting Series Releases 130 and 135, which detail certain disclosure requirements for announcing thirty days of combined operating results following pooling-of-interests accounting transactions.

  In the opinion of management, all adjustments necessary to present fairly the results of operations for the interim period have been made. All such adjustments are of a normal recurring nature. The results of operations are not necessarily indicative of the results of operations for the full year or any other interim periods.

  The following table sets forth certain information relating to financial results of the Company and its subsidiaries on a consolidated basis for the period January 1, 1999, through January 31, 1999:

                           COMPASS BANCSHARES, INC.
                      CONDENSED STATEMENT OF OPERATIONS
                    (In Thousands Except Per Share Data)
                                 (Unaudited)


                                        Month Ended         Year Ended
                                      January 31, 1999   December 31, 1998
                                      ----------------   -----------------
EARNINGS SUMMARY
Net interest income                      $   51,143           $ 579,387
Provision for loan losses                     2,185              38,445
                                         -----------          ----------
Net interest income after provision          48,958             540,942
Noninterest income                           17,801             222,500
Noninterest expense                          39,271             491,017
                                         -----------          ----------
Pretax income                                27,488             272,425
Income tax expense                            9,517              91,545
                                         -----------          ----------
Net income                               $   17,971           $ 180,880
                                         ===========          ==========

Basic earnings per share                 $     0.24           $    2.40

Diluted earnings per share                     0.24                2.35

Basic weighted average shares
 outstanding                                 75,417              74,197

Diluted weighted average shares
 outstanding                                 76,136              75,830



                   COMPASS BANCSHARES, INC. AND SUBSIDIARIES


                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 26, 1999                                           /s/ GARRETT R. HEGEL
--------------                                    ---------------------------
     Date                                         By Garrett R. Hegel, as its
                                                      Chief Financial Officer